Southern States Bancshares, Inc. Acquisition of CBB Bancorp February 28, 2024

2 Important Notices and Disclaimers Important Information and Where to Find It This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed acquisition (the “Merger”) by Southern States of CBB Bancorp. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction, Southern States will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a proxy statement of CBB Bancorp and a prospectus of Southern States (the “Proxy Statement/Prospectus”), and Southern States may file with the SEC other relevant documents concerning the proposed Merger. The definitive Proxy Statement/Prospectus will be mailed to shareholders of CBB Bancorp. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY SOUTHERN STATES, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SOUTHERN STATES, CBB BANCORP, AND THE PROPOSED TRANSACTION. Free copies of the Proxy Statement/Prospectus, as well as other filings containing information about Southern States, may be obtained at the SEC’s website (http://www.sec.gov) when they are filed by Southern States. You will also be able to obtain these documents, when they are filed, free of charge, from Southern States at https://ir.southernstatesbank.net/ under the heading “Financials & Filings.” Copies of the Proxy Statement/Prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Southern States, Lynn Joyce at 100 Office Park Drive, Birmingham, Alabama 35223, telephone 205-820-8065, or by directing a request to CBB Bancorp, Richard E. Drews Jr. at 215 East Main Street, Cartersville, Georgia 30120, telephone 770-387-1922. Participants in the Solicitation This presentation is not a solicitation of a proxy from any security holder of Southern States or CBB Bancorp. However, Southern States or CBB Bancorp and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of CBB Bancorp in respect of the proposed Merger. Information about Southern States’ directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 14, 2023 and other documents filed by Southern States with the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph. Forward-Looking Statements This presentation contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, statements relating to the impact Southern States and CBB Bancorp expect the Merger to have on the combined entities operations, financial condition, and financial results, and Southern States’ expectations about its ability to successfully integrate the combined businesses and the amount of cost savings and other benefits Southern States expects to realize as a result of the Merger. Forward-looking statements also include, without limitation, predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations, and are subject to risks and uncertainties. These statements often, but not always, are preceded by, are followed by or otherwise include the words such as “may,” “can,” “should,” “could,” “to be,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “likely,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “target,” “project,” “would” and “outlook,” or the negative version of those words or other similar words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the banking industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. This may be especially true given recent events and trends in the banking industry and interest rate volatility. Although Southern States and CBB Bancorp believe that the expectations reflected in such forward-looking statements are reasonable as of the dates made, they cannot give any assurance that such expectations will prove correct and actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Such risks and uncertainties include, but are not limited to, the possibility that the proposed Merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the delay in or failure to close for any other reason; the outcome of any legal proceedings that may be instituted against Southern States or CBB Bancorp; the occurrence of any event, change or other circumstance that could give rise to the right of one or both parties to terminate the Agreement; the risk that the businesses of Southern States and CBB Bancorp will not be integrated successfully; the possibility that the cost savings and any synergies or other anticipated benefits from the proposed Merger may not be fully realized or may take longer to realize than expected; disruption from the proposed Merger making it more difficult to maintain relationships with employees, customers or other parties with whom Southern States or CBB Bancorp have business relationships; diversion of management time on Merger-related issues; risks relating to the potential dilutive effect of the shares of Southern States common stock to be issued in the proposed Merger; the reaction to the proposed Merger of the companies’ customers, employees and counterparties; and other factors, many of which are beyond the control of Southern States and CBB Bancorp. For additional information, refer to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Southern States’ Annual Report on Form 10-K for the year ended December 31, 2022 and any updates to those risk factors set forth in Southern States’ Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed by Southern States with the SEC and are available on the SEC’s website at www.sec.gov. You should not place undue reliance on any such forward-looking statements. All forward-looking statements, expressed or implied, included herein are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to publicly update or revise any forward-looking statement, whether written or oral, and whether as a result of new information, future developments or otherwise, except as specifically required by law.

Transaction Rationale

Strategically Compelling Transaction

- Strengthens Northwestern Georgia footprint, adding Cartersville & Rockmart branches
  - Century Bank has an exceptional core funded, low-cost deposit base that will immediately enhance Southern States' franchise
  - Georgia will make up 48% of pro forma Southern States deposits
- Expands footprint into faster growing markets
  - **4.3%** projected population growth in Century Bank counties from 2024 to 2029 (1)
  - **13.7%** projected median household income growth in Century Bank counties from 2024 to 2029 (1)
- Enhances liquidity position and balance sheet fundamentals while maintaining strong capital

Significant Financial Impact

- ~21% EPS accretion
- Initial tangible book value dilution of ~8%
- Tangible book value earnback period of ~2.5 years
- >20 bps and >350 bps accretive to ROAA and ROATCE, respectively (2)

Risk Mitigation

- Extensive due diligence completed, including in-depth credit review
- Strong cultural fit and shared community banking values
- Senior members of Century Bank's management team will remain in important roles with the combined company
- History of successful transactions with two whole bank acquisitions since 2015

Source: S&P Global Market Intelligence; Company Documents
(1) Demographic data deposit weighted by county; Century operates in the counties of Bartow, GA and Polk, GA
(2) Once cost savings are fully phased-in and realized

3

SOUTHERN STATES BANCSHARES, INC.

CENTURY BANK OF GEORGIA

4 0.15% 0.12% 0.11% 0.17% 0.33% 0.43% 0.67% 0.94% 1.21% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 3.2% 4.3% SSBK Century $66,541 $82,472 SSBK Century BRANCH FOOTPRINT Overview of Century Bank of Georgia Source: S&P Global Market Intelligence; Company Documents Data bank level as of the three months ended 12/31/23 Note: Southeast defined as all banks headquartered in AL, AR, FL, GA, KY, LA, MS, NC, SC, TN, VA, and WV; Excludes merger targets (1) Cumulative deposit beta defined as the change in cost of total deposits from Q4 ’21 to Q4 ’23 divided by the change in average fed funds rate of 525 bps over the same period (2) Demographic data deposit weighted by county 1.24% ROAA 3.20% NIM FINANCIAL HIGHLIGHTS $131M Gross Loans $290M Deposits $314M Assets 45.3% Loans / Deposits 18.3% ROATCE 52.6% Efficiency Ratio COST OF DEPOSITS (%) MARKET DEMOGRAPHICS (2) ’24 – ’29 Proj. Pop. Growth (%) Proj. ’29 Median HHI ($) Deposit Beta: 20.1% (1) Southeast Deposit Beta: 26.8% (1) Branches (2) SE Avg: 2.5% SE Avg: $71,638 OVERVIEW Headquartered in Cartersville, GA with 2 branches in Northwestern Georgia 4.3% projected population growth from ’24 – ’29 Well capitalized with 21.6% Common Equity Tier 1 Ratio Pristine credit quality with $0 NPA balance as of 12/31/23 Strong core deposit base with 39% noninterest-bearing deposits (2.7%) 3.4% ’24 – ’29 Projected Population CAGR by Zip Code

5 91.7% 93.5% 94.6% 95.6% 95.1% 93.7% 92.9% 91.6% 2019 2020 2021 2022 Q1 '23 Q2 '23 Q3 '23 Q4 '23 LOAN-TO-DEPOSIT RATIO (%) Acquiring an Attractive Deposit Base Source: Company Documents Annual data as of or for the twelve months ended each respective year; Quarterly data as of or for the three months ended each respective quarter (1) Core Deposits defined as total deposits less jumbo time deposits; jumbo time deposits classified as deposits larger than $100k COST OF DEPOSITS (%) CORE DEPOSITS / DEPOSITS (1) (%) NONINTEREST-BEARING DEPOSITS (%) 59.0% 53.9% 38.5% 35.3% 37.7% 41.7% 43.4% 45.3% 2019 2020 2021 2022 Q1 '23 Q2 '23 Q3 '23 Q4 '23 0.50% 0.29% 0.17% 0.19% 0.43% 0.67% 0.94% 1.21% 2019 2020 2021 2022 Q1 '23 Q2 '23 Q3 '23 Q4 '23 37.6% 38.5% 39.5% 44.7% 45.4% 44.6% 40.3% 39.4% 2019 2020 2021 2022 Q1 '23 Q2 '23 Q3 '23 Q4 '23

Transaction Terms

Stock Consideration	1.55x shares of SSBK stock per each share of Century, for 90% of Century Shares
Cash Consideration	$45.63 per share for 10% of Century shares
Indicative Price Per Share	$38.38 per share (1)
Aggregate Deal Value	$27.1 million (2)
Pro Forma Ownership	SSBK: 90% / Century Bank of Georgia: 10%
Transaction Metrics	Price to tangible book value per share (Reported / Excl. AOCI) 126% (3) / 84% (4) Price to 2024 EPS of 7.3x (5) Core Deposit Premium: 2.3% (6)
Board of Directors	Richard E. Drews, Jr. will join SSBK's and Southern States Bank's Board of Directors
Leadership Additions	David H. Caswell will serve as Market President of Bartow and Polk Counties
Approvals & Close	Century Bank shareholder approval Customary regulatory approvals Expected to close in the 3rd quarter of 2024

Source: Company Documents

(1) *Blended per share price equal to the sum of (a) the implied value of the Stock Consideration of $37.57 based on SSBK' stock price of $24.24 as of 2/27/24 multiplied by 90% and (b) Cash Consideration of $45.63 multiplied by 10%*

(2) *Based on the Indicative Price Per Share of $38.38, Century's 689,958 common shares outstanding and cashing out 26,000 options outstanding with a weighted average strike price of $22.62 as of 12/31/23*

(3) *Based on Century's tangible book value per share of $30.36 reported as of 12/31/23*

(4) *Excludes Century's AOCI of $10.6 million as of 12/31/23*

(5) *Century's 2024 estimated EPS equal to $5.27*

(6) *Core deposit premium equal to deal value minus target's tangible equity as a percentage of core deposits; core deposits equal to total deposits less deposits greater than $100k*

6

SOUTHERN STATES BANCSHARES, INC.

CENTURY BANK OF GEORGIA

Key Transaction Assumptions and Metrics

Key Assumptions

- ***Net Income Estimates:***
  - SSBK 2024 earnings of $29.8 million per analyst estimate (1)
  - Century Bank 2024 earnings of $3.8 million
- ***Pre-tax Purchase Accounting Adjustments:***
  - Gross loan credit mark of $1.6 million, or ~1.0x Century Bank's reserves
    - Assumes $0.6 million, or 40%, attributed to PCD loans
    - Assumes $1.0 million, or 60%, attributed to non-PCD loans
    - Establishment of new reserve equal to $1.0 million
  - Loan rate mark of ~$5.3 million
  - HTM securities mark of ~$7.4 million
  - Fixed asset write-up of ~$0.5 million
  - Time deposit mark of ~$0.4 million
  - Subordinated debt mark of ~$1.2 million
  - Core deposit intangible of 3.5% of non-time deposits
  - Assumes Century Bank's securities are liquidated at close and reinvested into securities and loans at current rates; a portion will be used to pay down SSBK's callable CDs
- ***Cost Savings:***
  - 30% of Century Bank's estimated 2024 noninterest expense of $6.1 million
- ***Merger-Related Expenses:***
  - ~$6.0 million pre-tax
- **Assumes no branch closures or HHI divestitures**

Key Metrics

	With Rate Marks	*Without Rate Marks and CECL (2)*
Earnings Impact	~ 21% '25 GAAP EPS Accr.	~ 16% '25 Core EPS Accr.
Tangible Book Value Impact	~ 8% TBVPS Initial Dilution ~ 2.5 yrs TBVPS Earnback	~ 7% TBVPS Initial Dilution ~ 2.5yrs TBVPS Earnback
'25E Profitability	~ 1.3% Fully-phased ROAA ~ 15.9% Fully-phased ROATCE	~ 1.2% Fully-phased ROAA ~ 15.1% Fully-phased ROATCE
Capital Levels at Close	7.9% TCE / TA 8.8% Leverage Ratio 9.2% CET1 Ratio 13.9% TRBC Ratio	8.1% TCE / TA 8.9% Leverage Ratio 9.3% CET1 Ratio 14.1% TRBC Ratio

Source: Company Documents
(1) *Analyst estimate as of 2/27/24*
(2) *Excludes interest rate marks on loans, time deposits, subordinated debt, and CECL reserve on non-PCD loans*

7

SOUTHERN STATES BANCSHARES, INC.

CENTURY BANK OF GEORGIA

8 0.30% 1.06% 1.28% 1.65% 75% 49% 47% 34% 5.2% 11.8% 15.9% A High-Performing Franchise Source: S&P Global Market Intelligence; FactSet Consensus estimates as of 2/27/24; Deposit market share as of 6/30/23; Financial data as of 12/31/23 Note: Peers include major-exchange traded banks headquartered in AL, AR, FL, GA, KY, LA, MS, NC, SC, TN, VA and WV with total assets between $2 billion and $5 billion, excludes merger targets (1) Community bank defined as having less than $10 billion in assets ’25 EFFICIENCY RATIO VS. PEERS ’25 ROATCE VS. PEERS ’25 ROAA VS. PEERS Expands Presence in Georgia 11th Deposit Rank for Community Banks (1) STRATEGICALLY COMPELLING 4th Largest Bank Headquartered in Alabama by Assets Size Creates Scale Attractive Market Demographics Improves Upon SSBK’s:  ’24 – ’29 Pop. Growth  ’24 Med. Household Income  ’24 – ’29 HHI Growth Pro Forma Pro Forma Pro Forma

9 Alabama $1.2B 52% Georgia $1.1B 48% $68,662 Proj. '29 Med. HHI ($) 3.4% '24 - '29 Proj. Pop. Growth Our Pro Forma Company Source: Company Documents Financial data as of or for the three months ended 12/31/23 Market data as of 2/27/24 (1) Cash / assets calculated as pro forma cash plus Century securities and cash to pro forma assets (2) Data as of 12/31/23; includes purchase accounting adjustments (3) Estimated tangible book value per share at close (4) Demographic data deposit weighted by county PRO FORMA FINANCIAL HIGHLIGHTS PRO FORMA FOOTPRINT Pro Forma Demographics (4) Pro Forma Deposits by State BALANCE SHEET HIGHLIGHTS (2) ~$2.8B Total Assets ~$2.0B Total Loans ~87% Loan / Deposits ~11% Cash / Assets (1) ~1.3% ROAA ~15.9% ROATCE ’25E PROFITABILITY PRO FORMA VALUATION ~$2.3B Total Deposits Branches (13) Legend Huntsville Birmingham Montgomery Columbus Atlanta Alabama Georgia 65 85 75 Anniston Auburn 20 85 75 85 65 65 59 Tuscaloosa LPOs (2) Mobile Century Bank Branches (2) Valdosta Brunswick Augusta Macon ~108% Price / TBV (3) ~6.4x Price / ’25 EPS ~$241M Market Cap. ~47% Efficiency Ratio ~24% Demand Deposits / Deposits

Appendix

11 Demand Deposits 24% NOW Accounts 5% Money Market & Savings 44% Retail Time Deposits 13% Jumbo Time Deposits 14% Demand Deposits 39% NOW Accounts 10% Money Market & Savings 39% Retail Time Deposits 4% Jumbo Time Deposits 8% Demand Deposits 22% NOW Accounts 4% Money Market & Savings 44% Retail Time Deposits 15% Jumbo Time Deposits 15% C&D 3% 1-4 Family 24% Multifamily <1% Owner- Occupied CRE 15% Non Owner- Occupied CRE 48% C&I 8% Consumer & Other 2% C&D 13% 1-4 Family 8% Multifamily 4% Owner- Occupied CRE 30% Non Owner- Occupied CRE 31% C&I 14% Consumer & Other <1% C&D 12% 1-4 Family 9% Multifamily 4% Owner- Occupied CRE 29% Non Owner- Occupied CRE 32% C&I 13% Consumer & Other 1% Source: Company documents Financial data as of the three months ended 12/31/23 Note: Pro forma loan and deposit portfolios exclude purchase accounting adjustments Note: Jumbo time deposits classified as deposits larger than $100k L O A N S D E P O S IT S Cost of Deposits: 2.86% Yield on Loans: 6.91% Cost of Deposits: 1.21% Yield on Loans: 6.13% Pro Forma Deposit and Loan Composition

12 Source: S&P Global Market Intelligence Deposit data as of 6/30/23; Pro forma for announced transactions (1) Community banks defined as having less than $10 billion in assets Deposits Rank Institution ($mm) Branches 1 Colony Bankcorp Inc. $2,663 30 2 MetroCity Bankshares Inc. 2,225 9 3 United Bank Corp. 2,028 18 4 Pinnacle Financial Corp. 1,803 25 5 Queensborough Co. 1,757 26 6 The First Bancshares Inc. 1,748 30 7 Piedmont Bancorp Inc. 1,654 14 8 Georgia Banking Co. 1,348 7 9 Morris State Bancshares Inc. 1,198 9 10 Thomasville Bancshares Inc. 1,177 3 Pro Forma 1,095 7 11 BankSouth Holding Co. 1,055 5 12 Jones Bancshares LP 929 7 13 WB&T Bankshares Inc. 885 8 14 First IC Corp. 797 6 15 Southern States Bancshares Inc. 797 5 61 Century Bank of Georgia 298 2 GEORGIA DEPOSITS FOR COMMUNITY BANKS (1) Georgia Community Banking Landscape